Exhibit 99.3

Investor Presentation February 2020

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, f inancial guidance and projections and statements with respect to expectations of our future financial condition, results of operations, cash flows, plans, targets, goals, obj ectives, performance, growth potential, competitive position and business; investment opportunity in the Company; the opportunity for additional domestic and foreign locations a nd licensees and territories; target returns for new restaurant openings; performance of international licensed locations; the acquisitions of North Italia and FRC, including anticipated run-rate revenues and other metrics at the time of closing of the transactions, FRC as an incubation engine, steady-state restaurant level margins and anticipated unit growth roadmap; and the Company’s long-term financial objectives and returns to shareholders. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are prece ded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “ project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. These forward-looking statements also may be affected by factors outside of our control including: the amount of fee s and expenses related to the acquisitions; the failure to realize the anticipated benefits of the acquisitions; economic and political conditions that impact consumer confi dence and spending; impact of recently enacted tax reform; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of the North Italia and FRC concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; changes in laws impacting our business; including increases in minimum wages and benefit costs the economic health of our landlords and other tenants in retail centers in which our restaurants are located; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the ri sk, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or r evise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov. 2

A Compelling Investment Opportunity Highly differentiated concepts delivering a unique guest experience Accelerated and diversified growth drivers Sustained track record of consistent financial performance • • • • Robust cash flow to support growth and maximize shareholder value 3

The Cheesecake Factory - Global Footprint High quality, high profile locations worldwide Arabia Macau 4 International – Licensed: 26 y Mexico Toronto Company-Owned: 206 Monterre Guadalajara City (3) Beijing Shanghai Hong Kong Kuwait (3) Bahrain (1) Qatar Saudi(3) (4) UAE (6)

The Cheesecake Factory - A Highly Differentiated Concept Service and 5 Ambiance, Hospitality Integrated Bakery Best-in-Class Operational Execution Breadth of Menu & Innovation

Breadth of Menu & Innovation are Key Competitive Advantages 250 Menu Items - Made Fresh, From Scratch 6

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 7

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts Enables creativity, quality control Industry-Leading Dessert Sales 16% • and supply chain efficiencies 8

Cult Status & Strong Consumer Engagement A division of Vice Media LLC 5M+ fans 850K followers 370K followers Millions of Viewers 9

Broad Consumer Demographic and Appeal #2 Top Large Chain With a Moderate Average Check Highest Unit Volumes ($ in millions) $32 $10.7 $29 $27 $23 $23 $23 $22 $19 $17 $5.5 $5.2 $5.0 $3.6 $3.6 $3.0 $2.9 Maggianos Yard House BJ's Texas Olive Outback LongHorn Bonefish Carrabbas Yard House Maggianos Bonefish Carrabbas Outback LongHorn Olive TexasBJ's Roadhouse Garden Garden Roadhouse Source: Latest SEC filings and company presentations 10 $8.3$8.1 $16 CONSUMER PICKS #1 Food Quality #1 Ambiance

Leveraging This Differentiation in the Off-Premise Channel To Go Sales (% of Total Revenue) 16% 14% 12% ~$1.7 million per restaurant 9% 2013 2017 2018 2019 New Takeout Packaging 11

Further Leaning in to Convenience


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Increasing Unaided Awareness to Comparable Sales Growth Drive Attain Top of Mind Status 13

Capitalizing on the Power of the Brand The Cheesecake Factory At Home® 14

Best-in-Class Operational Execution Has Driven Our Success Guest Experience Efficiencies Cost Management Retention Labor Productivity Forecasting 15

Supported by Our Tenured Teams Who Execute Our Complex Concept Everyday Average Tenure by Position 31 years Senior VP of Operations Regional Vice Presidents 22 years “What we found is that food and beverage innovation is Area Directors of Operations 19 years table stakes; you need to do it, but it’s not sustainable,” The ironclad correlation with 18 years Area Kitchen Operations Managers success? “It was GM 13 years General Managers retention.” – Wally Doolin, TDn2K 13 years Executive Kitchen Managers 16

Being A Great Place to Work



FORTUNE 100 BEST COMPANIES TO WORK FOR® 2019

Best Workplaces™ for Millennials
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Best Workplaces™ for Diversity
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Great Place To Work® USA 2019

From FORTUNE. ©2019 Fortune Media IP Limited. FORTUNE 100 Best Companies to Work For is a trademark of Fortune Media IP Limited and is used under license. FORTUNE and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Licensee.

The Cheesecake Factory 17

We Raise the Bar Drives Best-in-class training Culture of fun Industry-Leading Retention • • • • • Recognition Commitment to our communities, charitable giving and a sustainable future Industry-leading benefits 18 18

Looking Ahead - Diversified Growth Drivers 1199

An Experiential Dining Category Leader Culinary forward. First class hospitality. Concepts like no other. 20

The Cheesecake Factory – Returns-Focused Opportunity for 300 Domestic & Growth 8 - 10 Canadian Locations Over Time * Illustrative example of target returns for new restaurant openings. 21 Philadelphia Average Unit Economics* ($ millions) Sales $10.7 ~18% $8+ 20% - 25% Restaurant-Level Margin % Cash Capex Investment Cash-on-Cash Return

The Cheesecake Factory – Expanding International Licensed Presence • Continued expansion within current geographies Potential for additional geographies with current licensees Opportunity to add licensees and territories • • Shanghai 22 $0 Capital Expenditure +1¢ Per Restaurant in EPS, on Average

Turning a Modern Lens on Italian Cooking in the Upscale Casual Segment • Potential for 200 domestic locations over time - 23 locations in 11 states & Washington D.C. currently All dishes handmade from scratch daily Serving lunch, dinner, weekend brunch & weekday happy hour • • • • Average check: $25 - $30 30%+ alcohol mix 23 FY19 Comp Sales: 6%

Fox Restaurant Concepts Will Serve as an Incubation Engine Innovating Concepts of the Future 24 Boutique Brands Potential Growth Concepts

Attractive Unit Economics Drive Significant Accretive Growth Potential

New Unit Targets

	NORTH ITALIA	FRC
Sales	~$7 million	~$1,000/sq. ft.
Restaurant-Level Margin %	~18% - 20%	~16% - 18%
Cash Capex Investment	$3 - $3.5 million	$500/sq. ft.
Cash-on-Cash Return	35%+	25% - 30%
Sales/Investment Ratio	2:1	2:1

Note: Steady-state restaurant-level margin typically reached by year three of operations.

The Cheesecake Factory 25

The Future CAKE

- Multi-concept with segment, price point, occasion, real estate and labor model diversification
- Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap

	The Cheesecake Factory	NORTH ITALIA	FRC
Target Size (sq. ft.)	7,500 – 10,000	5,000 - 6,500	3,500 – 15,000
Average Unit Volume	$10.7 million	~$7 million	Avg. $5+ million
Annual Unit Growth	~3%	~20%+	~20%
Top-Line Unit Growth Contribution	**~3%**	**~2%**	**~2%**

The Cheesecake Factory 26

All Supports Our Long-Term Financial Objective 13% - 14% Total Return to Shareholders, on Average (EPS + Dividend) Revenue Growth ~8% Capital Return ~5.5% Dividend Share Repurchases Debt Repayment 27 Targeted Total Return to Shareholders ~2.5% ~1.5% ~1.5%

Track Record of Consistent Financial Performance factory -------------

Continuing to Outperform the Industry Comparable Sales - Historical 2-year Stack 2011 2012 2013 2014 2015 2016 2017 2018 2019 4.2% 4.1% 4.0% 3.8% 3.3% 2.6% 2.5% 2.0% 1.4% 1.0% 0.9% 0.8% 0.5% 0.4% (0.4)% (0.9)% (1.6)% (2.2)% Knapp-Track Index 29

Leveraged Sales and Managed Support Profitability Costs to Adjusted Earnings Per Share* $2.83 $1.88 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 *Please see Appendix for GAAP to non-GAAP reconciliations. 30 $2.37 $2.60$2.51$2.61 $2.10$1.97 $1.64 $1.42

Our Restaurants Generate Significant Cash Flow Free Cash Flow and Strong Balance Sheet Provide Significant Financial ($ millions) Flexibility $163 $158 $128 $120 $112 $107 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Free cash flow defined as cash flow from operations less capital expenditures and investment in unconsolidated affiliates pri or to the acquisition of North Italia and Fox Restaurant Concepts. Please see Appendix for GAAP to non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years. 31 $127 $135 $100 $94

Effective Capital Allocation Supports Our Financial Objectives $1+ Billion in Share Repurchases Reducing WASO 3% Per Year Committed to Supporting ($ millions) the Dividend 60,446 44,545 $13 2010 2011 2012 2013 2014 2015 2016 2017 2018 WASO 2019 Capex / Investment Share Repurchases Dividend 32 *2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts $42 $27 $50 $36 $146 $184 $30 $56 $109 $123 $141 $172 $109 $61 $101 $158 $154 $51 $139 $128 $114 $106 $99 $52 $86 $77 $42

A Compelling Investment Opportunity Highly differentiated concepts delivering a unique guest experience Accelerated and diversified growth drivers Sustained track record of consistent financial performance • • • • Robust cash flow to support growth and maximize shareholder value 33

Appendix

Non-GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes that the presentation of these items provides additional information facilitate the comparison of past and present financial results. to 35

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures
($ in thousands, except per share data)

	Fiscal Year									
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Net Income (GAAP)	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494	$ 157,392	$ 99,035	$ 127,293
After-tax impact from:										
- Impairment of assets and lease terminations	-	1,547	9,536	(561)	696	6,011	114	10,343	17,861	18,247
- Partial IRS settlement	-	(1,794)	-	-	-	-	-	-	-	-
- Unwinding of interest rate collars	7,376	-	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	-	(419)	-	-	-	-	-	-	-
- Loss on investment in unconsolidated affiliates	-	-	-	-	-	-	-	479	4,754	13,439
- Gain on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	(52,672)
- Acquisition-related costs	-	-	-	-	-	-	-	-	-	5,270
- Acquisition-related contingent consideration and amortization expense	-	-	-	-	-	-	-	-	-	1,033
- Tax effect of adjustments [1]	(2,951)	(331)	(3,814)	224	(278)	(2,404)	(46)	(4,329)	(5,880)	3,818
- One-time tax items [2]	-	-	-	-	-	-	-	(38,525)	-	-
Adjusted net income (non-GAAP)	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562	$ 125,360	$ 115,770	$ 116,428
Diluted net income per share (GAAP)	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83	$ 3.27	$ 2.14	$ 2.86
After-tax impact from:										
- Impairment of assets and lease terminations	-	0.03	0.17	(0.01)	0.01	0.12	0.00	0.21	0.39	0.41
- Partial IRS settlement	-	(0.03)	-	-	-	-	-	-	-	-
- Unwinding of interest rate collars	0.12	-	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	-	(0.01)	-	-	-	-	-	-	-
- Loss on investment in unconsolidated affiliates	-	-	-	-	-	-	-	0.01	0.10	0.30
- Gain on investment in unconsolidated affiliates	-	-	-	-	-	-	-	-	-	(1.18)
- Acquisition-related costs	-	-	-	-	-	-	-	-	-	0.12
- Acquisition-related contingent consideration and amortization expense	-	-	-	-	-	-	-	-	-	0.02
-Tax effect of adjustments	(0.05)	-	(0.06)	0.01	-	(0.05)	0.00	(0.09)	(0.12)	0.09
-One-time tax items	-	-	-	-	-	-	-	(0.80)	-	-
Adjusted diluted net income per share (non-GAAP) [3]	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83	$ 2.60	$ 2.51	$ 2.61

(1) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate.
(2) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.
(3) Adjusted diluted net income per share may not add due to rounding.

The Cheesecake Factory

36

Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Cash flow from operations (1) Capital expenditures / investments Free cash flow $ 170 42 $ 197 77 $ 198 86 $ 213 106 $ 249 114 $ 248 154 $ 316 158 $ 239 139 $ 291 128 $ 226 99 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ 127 (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011 and 2010 have been adjusted to conform to the current year presentation. 37